SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                     Investment Grade Municipal Income Fund
                -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                   -----------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                                   ----------

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 20, 2000

                                   ----------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Investment Grade Municipal Income Fund Inc. ("Fund") will be held on January 20, 2000 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

     MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

          (1) To elect eight (8) directors to serve until the annual meeting of shareholders in 2001, or until their successors are elected and qualified;

          (2) To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants, for the fiscal year ending September 30, 2000; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION PREFERRED SHARES:

          (4) To elect two (2) directors to serve until the annual meeting of shareholders in 2001 or until their successors are elected and qualified.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on November 19, 1999. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                   By order of the board of directors,

                                   DIANNE E. O'DONNELL
                                   SECRETARY

November 29, 1999
51 West 52nd Street
New York, New York 10019-6114

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR FOR WHICH YOU ARE ENTITLED TO CAST A VOTE NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


              REGISTRATION                                                   VALID SIGNATURE
              ------------                                                   ---------------

        Corporate Accounts
            (1) ABC Corp. ...........................................      ABC Corp.
                                                                           John Doe, Treasurer
            (2) ABC Corp.............................................      John Doe, Treasurer
            (3) ABC Corp. c/o John Doe, Treasurer....................      John Doe
            (4) ABC Corp. Profit Sharing Plan........................      John Doe, Trustee

        Partnership Accounts
            (1) The XYZ Partnership..................................      Jane B. Smith, Partner
            (2) Smith and Jones, Limited Partnership.................      Jane B. Smith, General Partner

        Trust Accounts
            (1) ABC Trust Account....................................      Jane B. Doe, Trustee
            (2) Jane B. Doe, Trustee u/t/d 12/18/78..................      Jane B. Doe

        Custodial or Estate Accounts
            (1) John B. Smith, Cust.
                f/b/o John B. Smith, Jr. UGMA/UTMA ..................      John B. Smith
            (2) Estate of John B. Smith..............................      John B. Smith, Jr., Executor

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                   ----------
                                PROXY STATEMENT
                                   ----------

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 2000

     This statement is furnished to the shareholders of Investment Grade Municipal Income Fund Inc. ("Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on January 20, 2000, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about November 29, 1999.

     A majority of the shares outstanding on November 19, 1999, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ("APS") with respect to the election of the two directors to be elected by the APS), or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1 and 4, for which the required vote is a plurality, or Proposal 2, for which the required vote is a majority, of the votes cast.

     Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class. Each full share of the Fund's common stock or APS is entitled to one vote and each fractional share of the Fund's common stock or APS is entitled to a proportionate share of one vote. However, as described below in connection with Proposals 1 and 4, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR the ten nominees for director named herein and FOR the remaining proposals described in this proxy statement. With respect to the holders of the Fund's common stock, if you give no voting instructions, your shares will be voted FOR the eight nominees for director for which the holders of the common stock are entitled to vote and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, November 19, 1999, the Fund had outstanding 10,356,667 shares of common stock and 1600 shares of the APS, representing Series A and Series B shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") or PaineWebber Incorporated ("PaineWebber"), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund.

     Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. The principal business address of Mitchell Hutchins is 51 West 52nd Street, New York, New York 10019-6114 and the principal business address for PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

      The Fund's annual report containing financial statements for the fiscal year ended September 30, 1999, is being mailed to shareholders concurrently with this proxy statement.

                    PROPOSALS 1 AND 4. ELECTION OF DIRECTORS

      Proposals 1 and 4 relate to the election of directors of the Fund. Management proposes the election of the ten nominees named in the table below. Each nominee, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified.

      Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Margo N. Alexander and Meyer Feldberg have been nominated as the directors that are to be elected by holders of the APS. The other eight directors will be elected by holders of the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, George W. Gowen, Frederic V. Malek, Carl W. Schafer and Brian M. Storms have been nominated as the directors that are to be elected by all common stock and APS holders. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your shares will be voted FOR the election of all ten nominees; and, if you are a holder of the common stock, your shares will be voted FOR the eight nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

      Mr. Feldberg and, except for a brief period during 1993, Mr. Bewkes have served as directors of the Fund since its inception. Messrs. Armstrong and Burt have served as directors of the Fund since February 15, 1995. Mrs. Alexander has served as a director of the Fund since January 18, 1996. Messrs. Gowen, Malek and Schafer and Ms. Farrell have served as directors of the Fund since April 11, 1996. On May 13, 1999, the board increased the number of board members to ten and appointed Mr. Storms to fill the vacancy created by the expansion. Directors will be elected by the affirmative vote of the holders of a plurality of the shares of the Fund present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the ten nominees is elected, they will constitute the entire board of directors of the Fund. None of the current directors and executive officers (21 persons) beneficially owned any shares of the Fund's common stock or APS on October 31, 1999.

                                              PRESENT POSITION WITH THE                              SHARES OWNED
                                          FUND; BUSINESS EXPERIENCE DURING                          BENEFICIALLY ON
        NOMINEE; AGE                    PAST FIVE YEARS; OTHER DIRECTORSHIPS                      OCTOBER 31, 1999**
        ------------                    ------------------------------------                      ------------------

Margo N. Alexander; 52*           DIRECTOR  AND  PRESIDENT.  Mrs.  Alexander  is                          --
                                  chairman (since March,  1999), chief executive
                                  officer and a director  of  Mitchell  Hutchins
                                  (since  January  1995) and an  executive  vice
                                  president and director of  PaineWebber  (since
                                  March 1984). Mrs. Alexander is president and a
                                  director or trustee of 32 investment companies
                                  for which  Mitchell  Hutchins,  PaineWebber or
                                  one of their  affiliates  serves as investment
                                  adviser.


Richard Q. Armstrong; 64          DIRECTOR.   Mr.   Armstrong  is  chairman  and                          --
                                  principal  of R.Q.A.  Enterprises  (management
                                  consulting   firm)   (since   April  1991  and
                                  principal  occupation  since March 1995).  Mr.
                                  Armstrong  was  chairman  of the board,  chief
                                  executive  officer and co-owner of  Adirondack
                                  Beverages  (producer and  distributor  of soft
                                  drinks and  sparkling/still  waters)  (October
                                  1993-March  1995). He was a partner of The New
                                  England     Consulting    Group    (management
                                  consulting   firm)  (December   1992-September
                                  1993).  He was managing  director of LVMH U.S.
                                  Corporation  (U.S.  subsidiary  of the  French
                                  luxury goods conglomerate,  Louis Vuitton Moet
                                  Hennessey    Corporation)    (1987-1991)   and
                                  chairman of its wine and  spirits  subsidiary,
                                  Schieffelin  & Somerset  Company  (1987-1991).
                                  Mr.  Armstrong  is a director or trustee of 31
                                  investment   companies   for  which   Mitchell
                                  Hutchins,   PaineWebber   or  one   of   their
                                  affiliates serves as investment adviser.

E. Garrett Bewkes, Jr.; 73*       DIRECTOR   AND   CHAIRMAN   OF  THE  BOARD  OF                          --
                                  DIRECTORS.  Mr.  Bewkes  is a  director  of PW
                                  Group  (holding  company  of  PaineWebber  and
                                  Mitchell Hutchins). Prior to December 1995, he
                                  was a consultant  to PW Group.  Prior to 1988,
                                  he was  chairman of the board,  president  and
                                  chief executive  officer of American  Bakeries
                                  Company.  Mr.  Bewkes  is also a  director  of
                                  Interstate Bakeries Corporation. Mr. Bewkes is
                                  a  director   or  trustee  of  35   investment
                                  companies   for   which   Mitchell   Hutchins,
                                  PaineWebber or one of their affiliates  serves
                                  as investment adviser.

                                       3

Richard R. Burt; 52               DIRECTOR.   Mr.   Burt  is   chairman  of  IEP                          --
                                  Advisors,  LLP (international  investments and
                                  consulting  firm)  (since  March  1994)  and a
                                  partner  of  McKinsey  &  Company  (management
                                  consulting  firm) (since  1991).  He is also a
                                  director   of    Archer-Daniels-Midland    Co.
                                  (agricultural     commodities),      Hollinger
                                  International  Co.   (publishing),   Homestake
                                  Mining Corp. and Powerhouse Technologies Inc.,
                                  and  chairman of Weirton  Steel  Corp.  (since
                                  April 1996).  He was the chief  negotiator  in
                                  the Strategic  Arms  Reduction  Talks with the
                                  former Soviet Union  (1989-1991)  and the U.S.
                                  Ambassador to the Federal  Republic of Germany
                                  (1985-1989). Mr. Burt is a director or trustee
                                  of 31 investment  companies for which Mitchell
                                  Hutchins,   PaineWebber   or  one   of   their
                                  affiliates serves as investment adviser.

Mary C. Farrell; 49*              DIRECTOR.  Ms. Farrell is a managing director,                          --
                                  senior investment strategist and member of the
                                  Investment  Policy  Committee of  PaineWebber.
                                  Ms. Farrell joined PaineWebber in 1982. She is
                                  a member of the Financial Women's  Association
                                  and Women's Economic Roundtable and appears as
                                  a regular  panelist  on WALL  $TREET WEEK with
                                  Louis  Rukeyser.  She also serves on the Board
                                  of  Overseers of New York  University's  Stern
                                  School of Business.  Ms. Farrell is a director
                                  or  trustee  of 30  investment  companies  for
                                  which Mitchell Hutchins, PaineWebber or one of
                                  their affiliates serves as investment adviser.

Meyer Feldberg; 57                DIRECTOR.  Mr.  Feldberg is Dean and Professor                          --
                                  of  Management  of  the  Graduate   School  of
                                  Business, Columbia University.  Prior to 1989,
                                  he was president of the Illinois  Institute of
                                  Technology.  Dean  Feldberg is also a director
                                  of Primedia Inc., Federated Department Stores,
                                  Inc.  and  Revlon,  Inc.  Dean  Feldberg  is a
                                  director or trustee of 34 investment companies
                                  for which  Mitchell  Hutchins,  PaineWebber or
                                  one of their  affiliates  serves as investment
                                  adviser.

                                       4



George W. Gowen; 70               DIRECTOR.  Mr.  Gowen is a partner  in the law                          --
                                  firm of Dunnington,  Bartholow & Miller. Prior
                                  to May 1994,  he was a partner in the law firm
                                  of  Fryer,  Ross  &  Gowen.  Mr.  Gowen  is  a
                                  director or trustee of 34 investment companies
                                  for which  Mitchell  Hutchins,  PaineWebber or
                                  one of their  affiliates  serves as investment
                                  adviser.

Frederic V. Malek; 62             DIRECTOR.  Mr.  Malek is  chairman  of  Thayer                          --
                                  Capital Partners (merchant bank). From January
                                  1992 to November 1992, he was campaign manager
                                  of Bush-Quayle  '92. From 1990 to 1992, he was
                                  vice  chairman  and, from 1989 to 1990, he was
                                  president of Northwest  Airlines  Inc. and NWA
                                  Inc.  (holding  company of Northwest  Airlines
                                  Inc.).  Prior to 1989,  he was employed by the
                                  Marriott  Corporation  (hotels,   restaurants,
                                  airline catering and contract feeding),  where
                                  he  most   recently  was  an  executive   vice
                                  president and president of Marriott Hotels and
                                  Resorts. Mr. Malek is also a director of Aegis
                                  Communication  Inc.  (teleservices),  American
                                  Management    Systems,     Inc.    (management
                                  consulting  and  computer  related  services),
                                  Automatic  Data  Processing,  Inc.  (computing
                                  services), CB Richard Ellis, Inc. (real estate
                                  services),    FPL   Group,   Inc.    (electric
                                  services),  Global  Vacation  Group  (packaged
                                  vacations), HCR/Manor Care, Inc. (health care)
                                  and  Northwest  Airlines  Inc.  Mr. Malek is a
                                  director or trustee of 31 investment companies
                                  for which  Mitchell  Hutchins,  PaineWebber or
                                  one of their  affiliates  serves as investment
                                  adviser.

Carl W. Schafer; 63               DIRECTOR.  Mr.  Schafer  is  president  of the                          --
                                  Atlantic  Foundation   (charitable  foundation
                                  supporting  mainly  oceanographic  exploration
                                  and  research).  He  is a  director  of  Labor
                                  Ready, Inc.  (temporary  employment),  Roadway
                                  Express,  Inc. (trucking),  The Guardian Group
                                  of Mutual Funds,  the Harding,  Loevner Funds,
                                  Evans Systems, Inc. (motor fuels,  convenience
                                  store  and  diversified  company),  Electronic
                                  Clearing House, Inc.  (financial  transactions
                                  processing),   Frontier  Oil  Corporation  and
                                  Nutraceutix,   Inc.  (biotechnology  company).
                                  Prior to January  1993, he was chairman of the
                                  Investment  Advisory  Committee  of the Howard
                                  Hughes  Medical  Institute.  Mr.  Schafer is a
                                  director or trustee of 31 investment companies
                                  for which  Mitchell  Hutchins,  PaineWebber or
                                  one  of   their   affiliates   serves   as  an
                                  investment adviser.

                                                        (FOOTNOTES ON NEXT PAGE)

                                       5


Brian M. Storms**; 45             DIRECTOR.  Mr.  Storms is president  and chief                          --
                                  operating  officer of Mitchell Hutchins (since
                                  March  1999).  Mr.  Storms  was  president  of
                                  Prudential Investments  (1996-1999).  Prior to
                                  joining  Prudential he was a managing director
                                  at  Fidelity  Investments.  Mr.  Storms  is  a
                                  director or trustee of 31 investment companies
                                  for which  Mitchell  Hutchins,  PaineWebber or
                                  one of their  affiliates  serves as investment
                                  adviser.

* Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are "interested persons" of the Fund as defined by the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned.

      The board of directors of the Fund met six times during the fiscal year ended September 30, 1999. Each of the directors attended 75% or more of the board meetings during the last fiscal year. The Audit and Contract Review Committee ("ACR Committee") of the board currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer. The ACR Committee has established a sub-committee that periodically reviews the contractual and audit arrangements for the Fund and reports back to the full ACR Committee. Messrs. Burt, Feldberg and Schafer are members of this sub-committee. Each member of the Fund's ACR Committee is also a member of a similar committee established by the boards of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser and also may be a member of a sub-committee established by another fund's audit and contract review committee. The duties of the ACR Committee are, (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent accountants, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent accountants and to recommend whether to retain such independent accountants for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The ACR Committee and its sub-committee each met once during the Fund's fiscal year ended September 30, 1999. Each member of the ACR Committee and sub-committee attended those meetings.

      The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and up to $150 for each board meeting and for each separate meeting of a board committee. The Chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex receive additional annual compensation aggregating $15,000 each from the relevant funds. Directors of the Fund who are "interested persons" as defined by the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings. Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The board has waived this requirement with respect to Mr. Bewkes for the next year. The table below includes certain information relating to the compensation of the Fund's directors.

                               COMPENSATION TABLE+

                                                                    TOTAL
                                            AGGREGATE           COMPENSATION
                                          COMPENSATION          FROM THE FUND
               NAME OF                        FROM                 AND THE
          PERSON, POSITION                  THE FUND*          FUND COMPLEX**
          ----------------                ------------         --------------

Richard Q. Armstrong, Director .......       $1,810               $101,372
Richard R. Burt, Director ............       $1,780               $101,372
Meyer Feldberg, Director .............       $2,462               $116,222
George W. Gowen, Director ............       $1,810               $108,272
Frederic V. Malek, Director ..........       $1,810               $101,372
Carl W. Schafer, Director ............       $1,810               $101,372



----------
+ Only independent members of the board are compensated by the Fund and identified above; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation.

* Represents fees paid to each director during the fiscal year ended September 30, 1999.

** Represents total compensation paid to each director by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser during the twelve months ended December 31, 1998; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

        PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      The Fund's financial statements for the fiscal year ended September 30, 1999 were audited by PricewaterhouseCoopers LLP ("Pricewaterhouse"), independent accountants. In addition, PriceWaterhouse prepares the Fund's federal and state annual income tax returns.

      The board of directors of the Fund has selected Pricewaterhouse as the independent accountants for the Fund for the fiscal year ending September 30, 2000, subject to ratification by shareholders of the Fund at the annual meeting. Pricewaterhouse has been the Fund's independent accountants since its inception in November 1992. The ratification of Pricewaterhouse as independent accountants is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote FOR such ratification unless contrary instructions are given. Pricewaterhouse has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the annual meeting is required for ratification, provided a quorum is present.

      Representatives of Pricewaterhouse are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                               EXECUTIVE OFFICERS

      Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, other than Mrs. Alexander, who is a nominee for director, are:

    CYNTHIA N. BOW, age 41, vice president of the Fund (appointed December 1996) and a portfolio manager of Mitchell Hutchins. Ms. Bow has been with Mitchell Hutchins since 1982. Ms. Bow is a vice president of two investment companies for which Mitchell Hutchins, Paine Webber or one of their affiliates serves as investment adviser.

    ELBRIDGE T. GERRY III, age 42, vice president of the Fund  (appointed  April
1996). Mr. Gerry is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to January 1996, he was with J.P. Morgan Private Banking where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Gerry is a vice president of five investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    JOHN J. LEE, age 31, vice president and assistant treasurer of the Fund (appointed May 1998). Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    DENNIS  MCCAULEY,  age 53, vice president of the Fund  (appointed  September
1995). Mr. McCauley is a managing director and chief investment officer-fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is a vice president of 22 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    ANN E. MORAN, age 42, vice president and assistant treasurer of the Fund (appointed June 1993). Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    DIANNE E. O'DONNELL, age 47, vice president and secretary of the Fund (appointed August 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 31 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    EMIL POLITO, age 39, vice president of the Fund (appointed September 1996). Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. Mr. Polito is a vice president of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    VICTORIA E.  SCHONFELD,  age 48, vice  president of the Fund  (appointed May
1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins since May 1994 and a senior vice president of PaineWebber since July 1995. Ms. Schonfeld is a vice president of 31 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    PAUL H. SCHUBERT, age 36, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Fund. Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management L.P. Mr. Schubert is a vice president and treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    BARNEY A. TAGLIALATELA, age 38, vice president and assistant treasurer of the Fund (appointed May 1997). Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to February 1995, he was a manager of the mutual fund finance division of Kidder Peabody Asset Management, Inc. Mr. Taglialatela is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    KEITH A. WELLER, age 38, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to June 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is a vice president and assistant secretary of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as an investment adviser.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Fund is not aware of any outstanding reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934.

                              SHAREHOLDER PROPOSALS

      Any shareholder who wishes to submit proposals to be considered at the Fund's 2001 annual meeting of shareholders should send such proposals to the Fund at 51 West 52nd Street, New York, NY 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than August 1, 2000 and must satisfy the other requirements of the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                           By order of the board of directors,



                                           DIANNE E. O'DONNELL
                                           SECRETARY

November 29, 1999

    IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

--------------------------------------------------------------------------------
INVESTMENT
GRADE
MUNICIPAL
INCOME FUND INC.
--------------------------------------------------------------------------------


PROXY
STATEMENT




--------------------------------------------------------------------------------
INVESTMENT
GRADE
MUNICIPAL
INCOME FUND INC.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTICE OF
ANNUAL MEETING
TO BE HELD ON
JANUARY 20, 2000
AND
PROXY STATEMENT
--------------------------------------------------------------------------------

                                                                           APS
                                                                          PROXY
                                                                          -----


                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS - JANUARY 20, 2000

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES SCOTT GRIFF AND VICTORIA DRAKE AND EACH OF THEM (WITH POWER OF SUBSTITUTION) TO VOTE FOR THE UNDERSIGNED ALL SHARES OF PREFERRED STOCK OF THE UNDERSIGNED AT THE AFORESAID MEETING AND ANY ADJOURNMENT THEREOF WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT

    Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

        PLEASE INDICATE YOUR VOTE BY AN `X' IN THE APPROPRIATE BOX BELOW.
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"



                                                                                    FOR ALL   OR    FOR ALL EXCEPT   OR    WITHHOLD

1.      ELECTION OF DIRECTORS
        (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE  THROUGH  THE  NOMINEE'S  NAME IN THE LIST  BELOW AND MARK
        CENTER BOX TO RIGHT.)

Margo N. Alexander,  Richard Q. Armstrong,  E. Garrett Bewkes,  Jr.,  Richard R.
Burt, Mary C. Farrell, Meyer Feldberg,  George W. Gowen, Frederic V. Malek, Carl
W. Schafer, Brian M. Storms.                                                          [ ]                [ ]                  [ ]


                                                                                      FOR              AGAINST              ABSTAIN

2.      To ratify  the  selection  of  PricewaterhouseCoopers  LLP as the Fund's
        independent accountants for the fiscal year ending September 30, 2000.        [ ]                [ ]                  [ ]


                   Continued and to be signed on reverse side

      This proxy will not be voted unless it is dated and signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."


                                        Sign exactly as name appears hereon.

                                        ___________________________(L.S.)

                                        ___________________________(L.S.)

                                        Date______________________, 199__

                                                                 COMMON STOCK
                                                                    PROXY
                                                                    -----


                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS - JANUARY 20, 2000

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES SCOTT GRIFF AND VICTORIA DRAKE AND EACH OF THEM (WITH POWER OF SUBSTITUTION) TO VOTE FOR THE UNDERSIGNED ALL SHARES OF COMMON STOCK OF THE UNDERSIGNED AT THE AFORESAID MEETING AND ANY ADJOURNMENT THEREOF WITH ALL THE POWER THE UNDERSIGNED WOULD HAVE IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT
    Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC
  Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

        PLEASE INDICATE YOUR VOTE BY AN `X' IN THE APPROPRIATE BOX BELOW.
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

                                                                                    FOR ALL   OR    FOR ALL EXCEPT   OR    WITHHOLD

1.      ELECTION OF DIRECTORS
        (INSTRUCTION: -TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
        STRIKE A LINE  THROUGH  THE  NOMINEE'S  NAME IN THE LIST  BELOW AND MARK
        CENTER BOX TO RIGHT.)

        Richard Q. Armstrong,  E. Garrett Bewkes,  Jr., Richard R. Burt, Mary C.
        Farrell,  George W. Gowen, Frederic V. Malek, Carl W. Schafer,  Brian M.
        Storms.                                                                       [ ]                [ ]                  [ ]


                                                                                      FOR              AGAINST              ABSTAIN
2.      To ratify  the  selection  of  PricewaterhouseCoopers  LLP as the Fund's
        independent accountants for the fiscal year ending September 30, 2000.        [ ]                [ ]                  [ ]

                   Continued and to be signed on reverse side

      This proxy will not be voted unless it is dated and signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."


                                        Sign exactly as name appears hereon.

                                        ___________________________(L.S.)

                                        ___________________________(L.S.)

                                        Date______________________, 199__